UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007

United Security Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-14549	63-0843362
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of principal executive offices)

Registrant’s telephone number, including area code: (334) 636-5424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 23, 2007, the Board of Directors of United Security Bancshares, Inc. (“Bancshares”) approved an amendment to the bylaws of Bancshares to allow shares to be issued in uncertificated form. The amendment enables Bancshares to be eligible for participation in the Direct Registration System as required by NASDAQ Rule 4350(l). The Direct Registration System allows shareholders to hold shares without the issuance of physical certificates and allows shares to be transferred between a transfer agent and a broker electronically without the need to transfer physical certificates. The amendment to the bylaws became effective on August 23, 2007.

A copy of the amended and restated bylaws is attached hereto as Exhibit 3(ii) and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

3(ii)	Bylaws of United Security Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: AUGUST 29, 2007	UNITED SECURITY BANCSHARES, INC.

	By:	/s/ Larry M. Sellers
	Name:	Larry M. Sellers
	Title:	Vice President, Secretary, and Treasurer

Index to Exhibits

Exhibit No.	Description

3(ii)	Bylaws of United Security Bancshares, Inc.